Exhibit 10.16

                          OFFSHORE CURRENCY PROMISSORY NOTE
                          ---------------------------------



          U.S. $8,000,000                                 November 12, 1996


                  FOR VALUE RECEIVED, the undersigned, IMTC HOLDINGS (UK) LIMITED, a corporation organized under the laws of England, and MUREX BIOTECH LIMITED, a corporation organized under the laws of England (collectively, the "Borrowers" and each, a "Borrower"), hereby each jointly and severally promise to pay to the order of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, LONDON BRANCH (hereinafter, together with its successors and assigns called the "Lender"), at such place as the Lender may designate in writing to the Borrower Representative, the Equivalent Amount of the principal sum of EIGHT MILLION AND 00/100 U.S. DOLLARS (U.S. $8,000,000) in Offshore Currency and in immediately available funds, or, if less, so much thereof as may from time to time be advanced as Offshore Currency Loans by the Lender to the Borrowers hereunder, plus interest as hereinafter provided. Such advances shall be endorsed from time to time on the grid attached hereto, but the failure to make such notations shall not affect the validity of any Borrower's obligation to repay unpaid principal and interest hereunder.

                  This Note is one of the Notes referred to in that certain Credit Agreement of even date herewith by and among International Murex Technologies Corporation, Murex Diagnostics International, Inc., IMTC Holdings, Inc., Murex Diagnostics Corporation, IMTC Holdings (UK) Limited, Murex Diagnostics, Inc. and Murex Biotech Limited, as Borrowers, Bank of America Illinois and Bank of America National Trust and Savings Association, acting through its London Branch, as Issuing Banks, Bank of America, F.S.B., as Agent and a Lender, and the other financial institutions party thereto from time to time as Lenders (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). All capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement, except to the extent such capitalized terms are otherwise defined or limited herein.

                  All principal amounts and other Obligations then outstanding hereunder shall be due and payable on the Maturity Date. In addition, the Borrowers shall repay principal outstanding hereunder from time to time as set forth in the Credit Agreement.

                  Prior to the Maturity Date, each Borrower shall be entitled to borrow, re-pay and re-borrow funds hereunder pursuant to the terms and conditions of the Credit Agreement. Prepayment of the principal amount of any Offshore Currency Loan may be made only as provided in the Credit Agreement.

                  Each Borrower hereby promises to pay interest on the unpaid principal amount hereof as provided in the Credit Agreement. Interest under this Note shall also be due and payable when this Note shall become due (whether at maturity, by reason of acceleration or otherwise). Overdue principal and, to the extent permitted by law, overdue interest, shall bear interest at a rate per annum equal to the Default Rate and shall be payable in the manner provided in the Credit Agreement.

                  In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently made by the Borrowers or inadvertently received by the Lender, then such excess sum shall be credited as a payment of principal, unless the Borrower Representative shall notify the Lender in writing that it elects to have such excess sum returned forthwith. It is the express intent hereof that the Borrowers not pay and the Lender not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrowers under applicable law.

                  Except as otherwise expressly provided in any of the Loan Documents, all parties now or hereafter liable with respect to this Note, whether any Borrower, any guarantor, endorser, or any other Person hereby waive presentment for payment, demand, notice of non-payment or dishonor, protest, notice of protest and notice of any other kind whatsoever.

                  No delay or omission on the part of the Lender or any holder hereof in exercising its rights under this Note, or delay or omission on the part of the Lender, the Agent, the Issuing Banks, the Majority Lenders or the Lenders collectively, or any of them, in exercising its or their rights under the Credit Agreement or under any other Loan Document, or course of conduct relating thereto, shall operate as a waiver of such rights or any other right of the Lender or any holder hereof, nor shall any waiver by the Lender or any holder hereof, the Agent, the Issuing Banks, the Majority Lenders or the Lenders collectively, or any of them, of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion.

                  Each Borrower promises to pay all reasonable costs of collection, including Attorneys' Costs, should this Note be collected by or through an attorney-at-law or under advice therefrom.

                  Time is of the essence in this Note.

                  This Note evidences the Lender's portion of the Offshore Currency Loans under, and is entitled to the benefits and subject to the terms of, the Credit Agreement, which contains provisions with respect to the acceleration of the maturity of this Note upon the happening of certain stated events, and provisions for prepayment. This Note is secured by and is also entitled to the benefits of the Loan Documents and any other agreement or instrument providing collateral for the Offshore Currency Loans, whether now or hereafter in existence.

                  This Note shall be construed in accordance with and governed by the laws of the State of Georgia without reference to the conflicts or choice of law principles thereof.



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

                  IN WITNESS WHEREOF, the duly authorized officers of each Borrower, have executed this Note, as of the day and year first above written.


                                           IMTC HOLDINGS (UK) LIMITED

                                           By: /s/ Steven C. Ramsey
                                              ----------------------------
                                              Its: Director
                                                  ------------------------

                                           Attest:
                                                  ------------------------
                                              Its:
                                                  ------------------------
                                                                     (SEAL)


                                           MUREX BIOTECH LIMITED

                                           By: /s/ Steven C. Ramsey
                                              ----------------------------
                                              Its: Director
                                                  ------------------------

                                           Attest:
                                                  ------------------------
                                              Its:
                                                  ------------------------
                                                                     (SEAL)


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                               OFFSHORE CURRENCY LOANS

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                                             Amount of
                                             Principal
                    Amount of Offshore       Paid or        Notation
          Date        Currency Loan          Prepaid        Made By

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